UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 16, 2014

ChinaNet Online Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34647	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.3 Min Zhuang Road, Building 6, Yu Quan Hui Gu Tuspark, Haidian District, Beijing, PRC 100195
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +86-10-51600828

___________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

By a letter dated April 16, 2014, the Listing Qualifications Department of the NASDAQ Stock Market LLC (“NASDAQ”) advised ChinaNet Online Holdings, Inc. (the “Company”) that it no longer complies with the NASDAQ Listing Rule 5250(c)(1) for continued listing due to the Company’s inability to file with the Securities and Exchange Commission its annual report on Form 10-K for the fiscal year ended December 31, 2013 on a timely basis, and that the Company has 60 calendar days (or until June 16, 2014) to submit a plan explaining how it expects to regain compliance. If NASDAQ approves the Company’s plan, it can grant the Company an extension of up to 180 calendar days from the due date of the Form 10-K (or until October 13, 2014) to regain compliance. The Company anticipates that it will be able to file the Form 10-K substantially prior to the expiration of such 60-day period and regain compliance with the NASDAQ Listing Rules. If the Company is unable to file its Form 10-K within the 60-day period, it intends to file with the NASDAQ a plan to regain compliance within the Listing Rules of the NASDAQ. Acceptance of such plan is discretionary with the NASDAQ. This notification has no immediate effect on the listing of the Company’s common stock on the NASDAQ. There can be no assurance, however, that the Company will be able to regain compliance with the listing requirement discussed above or otherwise satisfy the other NASDAQ listing criteria.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on April 21, 2014, disclosing its receipt of the NASDAQ notification letter. A copy of the press release is attached as Exhibit 99.1.

The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

No.	Description

99.1	Press Release dated April 21, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2014	ChinaNet Online Holdings, Inc.

	By:	/s/Handong Cheng
		Name:	Handong Cheng
		Title:	Chief Executive Officer

Exhibit Index

No.	Description
99.1	Press Release dated April 21, 2014